UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 17, 2019
Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Weststrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)
 Registrant’s telephone number, including area code: +41.22.816.1500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, par value $0.001 per share	WFT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into Material Definitive Agreement.
Restructuring Support Agreement

As previously announced, on May 10, 2019, Weatherford International plc, Weatherford International Ltd., and Weatherford International, LLC (collectively, the “Weatherford RSA Parties,” and the Weatherford RSA Parties, together with their direct and indirect subsidiaries, the “Company”) entered into a Restructuring Support Agreement (the “RSA”) with holders of approximately 62% in aggregate principal amount of the Company’s outstanding unsecured notes (the “Consenting Creditors”). The RSA sets forth the principal terms of a proposed financial restructuring (the “Transaction”) of the Company, which is to be implemented through a prepackaged chapter 11 plan of reorganization to be proposed in cases to be commenced by the Weatherford RSA Parties under Title 11 of the United States Code, and a scheme of arrangement to be proposed in an examinership proceeding to be commenced by Weatherford International plc under the laws of Ireland (the U.S. and Irish proceedings, collectively, the “Cases”). The principal terms of the Transaction are described in Registrant’s Form 8-K filed on May 13, 2019, to which the RSA and exhibits to the RSA are attached as Exhibit 10.1.

Since the date of execution of the RSA, additional Consenting Creditors have become party to the RSA, and the Consenting Creditors party to the RSA as of the date hereof collectively hold in excess of 74% in aggregate principal amount of the Company’s outstanding unsecured notes. The Weatherford RSA Parties and Consenting Creditors are in the process of negotiating definitive documentation relating to the Transaction, including, as previously disclosed in the Company’s Form 8-K filed on May 13, 2019, commitments for the debtor-in-possession financing facilities contemplated by the RSA.

Certain statements in this Item 1.01 are forward-looking statements. In addition, our management may from time to time make oral forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “may,” “will,” “could,” “should,” “seek” or “intend” and similar expressions. Forward-looking statements reflect our current expectations and assumptions regarding our business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and our current business plans. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, services, prices and other factors as discussed in the Risk Factors section of our other filings with the Securities and Exchange Commission (the “SEC”). While we believe our assumptions are reasonable, we caution you against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the ability to confirm and consummate a plan of reorganization in accordance with the terms of the RSA; risks attendant to the bankruptcy process, including our ability to obtain court approvals with respect to motions filed in the Cases, the outcomes of court rulings and the Cases in general and the length of time that we may be required to operate in bankruptcy; the effectiveness of the overall restructuring activities pursuant to the Cases and any additional strategies that we may employ to address our liquidity and capital resources; the actions and decisions of creditors, regulators and other third parties that have an interest in the Cases, which may interfere with the ability to confirm and consummate a plan of reorganization; restrictions on us due to the terms of any debtor-in-possession credit facility that we will enter into in connection with the Cases and restrictions imposed by the applicable courts; our ability to achieve our forecasted revenue and pro forma leverage ratio and generate free cash flow to further reduce our indebtedness; a weakening of global economic and financial conditions, changes in governmental regulations and related compliance and litigation costs and the other factors listed in our SEC filings. For a more detailed discussion of these and other risk factors, see the Risk Factors section in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and our other filings made with the SEC. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. The forward-looking statements made by us speak only as of the date on which they are made. Factors or events that could cause our actual results to differ may emerge from time to time. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 7.01    Regulation FD Disclosure.
On May 17, 2019, the Company issued a press release announcing additional Consenting Creditors have become party to the RSA, and the Consenting Creditors party to the RSA as of the date hereof collectively hold in excess of 74% in aggregate principal amount of the Company’s outstanding unsecured notes. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The information contained in this Item 7.01, including in Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Exhibit Description
99.1	Press release, dated May 17, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date:	May 17, 2019

	By:	/s/ Christina M. Ibrahim
	Name:	Christina M. Ibrahim
	Title:	Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary